[PHOTO]

VANGUARD
STAR PORTFOLIO

Semiannual Report
June 30, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Performance
                                    Summary

                                       5


                                   Financial
                                   Statements

                                       6


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

Vanguard STAR Portfolio provided a solid return of +10.8% during the first half of 1997. This result was about midway between the remarkable returns on common stocks and the modest returns provided by bonds and cash reserves.

     The table below compares STAR's total return (capital change plus reinvested dividends) for the period with those of the unmanaged benchmarks representing the three asset classes in which we invest: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Brothers Three-Month U.S. Treasury Bill Index. STAR's total return trailed a composite of these market indexes, weighted in line with STAR's asset allocation. However, we outperformed the return of a comparably weighted average of mutual funds.


--------------------------------------------------
                                    TOTAL RETURN
                                  SIX MONTHS ENDED
                                    JUNE 30, 1997
--------------------------------------------------
Vanguard STAR Portfolio                 +10.8%
--------------------------------------------------
S&P 500 Index                           +20.6%
Lehman Aggregate Bond Index             + 3.1
Salomon Three-Month Treasury
  Bill Index                            + 2.6
--------------------------------------------------
STAR Composite Index*                   +13.8%
--------------------------------------------------
Composite Fund Average*                 + 9.2%
--------------------------------------------------

* The STAR Composite Index is weighted 62.5% S&P 500 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Three-Month Treasury Index. The Composite Fund Average is similarly weighted using the average general equity mutual fund, average fixed-income fund, and average money market fund, respectively.

     STAR's total return is based on an increase in net asset value from $15.86 per share on December 31, 1996, to $17.33 per share on June 30, 1997, with the latter figure adjusted for a dividend of $0.25 per share paid from net investment income. On June 30, STAR's current dividend yield was 3.53%.

THE PERIOD IN REVIEW

A nearly perfect climate for common stocks--strong economic growth, rising corporate profits, and decelerating inflation--prevailed during the first six months of the fiscal year. The advance was interrupted by a decline of nearly -10% in the S&P 500 Index during the seven weeks following February 18. By early May, however, the market had resumed its ascent into record territory.

     The bond market lost ground early in the period, then recovered. The Lehman Aggregate Bond Index, a good measure of the overall bond market, lost -0.6% during the three months ended March 31, but returned +3.7% during the second quarter.

     Our Portfolio's return trailed sharply the +20.6% advance of the S&P 500 Index, reflecting both the market's extreme tilt toward the largest-capitalization stocks and our particular asset mix. STAR's underlying funds invest in large-, mid-, and small-cap companies. Even within the Index, there was a powerful bias toward big stocks: The 100 largest stocks in the Index returned +23.4% while the 400 others returned +15.2%. STAR's underlying funds have a smaller weighting in growth stocks and a bigger weighting in value stocks than the Index, which hurt STAR's relative performance during the period. The growth component of the Index outpaced the value component by a wide margin (+24.6% versus +16.5%) in the first half of 1997.

     Among the Vanguard Funds held by STAR, the six equity Funds achieved returns that were quite good on an absolute basis, though only PRIMECAP Fund outpaced the S&P 500 Index. Windsor Fund, Windsor II, U.S. Growth Portfolio, and Morgan Growth Fund also had double-digit returns. Explorer Fund, like most other funds focused on small-cap growth stocks, lagged well behind large-cap stock funds.

----------------------------------------------------
                                      TOTAL RETURN
                      PERCENT OF    SIX MONTHS ENDED
VANGUARD PORTFOLIO   STAR ASSETS      JUNE 30, 1997
----------------------------------------------------
STOCK FUNDS
  Windsor II             27.5%           +16.5%
  Windsor                14.7            +15.0
  Explorer                5.2             +5.7
  Morgan Growth           5.1            +14.9
  U.S. Growth             5.0            +17.4
  PRIMECAP                4.9            +21.1
----------------------------------------------------
BOND FUNDS
  GNMA                   12.6%            +3.8%
  Long-Term Corporate    12.5             +2.9
----------------------------------------------------
MONEY MARKET FUND
  Prime                  12.5%            +2.6%
----------------------------------------------------
TOTAL                   100.0%           +10.8%
----------------------------------------------------

     Returns on the bond segment of STAR were positive. The GNMA Portfolio outpaced the Lehman Aggregate Bond Index by 0.7 percentage point, while the Long-Term Corporate Portfolio slightly lagged the bond-market benchmark. The Prime Portfolio again outperformed the average money market fund. The table above summarizes the six-month performance of STAR's underlying Funds.

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent after such a period. Nevertheless, investors disregard risk at their peril. Thus, we hope that the sizable, sudden fluctuations in the stock market during the first half of 1997 reinforced two key messages that we have repeatedly stressed in these Reports to you.

     The first message concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. Such a balanced approach is, of course, what STAR Portfolio is all about. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.


/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Chairman of the Board                                     President

July 16, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

---------------------------------------------------------
                                     TOTAL RETURNS
                              PERIODS ENDED JUNE 30, 1997
                              ---------------------------
                               6 MONTHS  1 YEAR  5 YEARS*
---------------------------------------------------------
EQUITY
   S&P 500 Index                20.6%    34.7%     19.8%
   Russell 2000 Index           10.2     16.3      17.9
   MSCI EAFE Index              11.4     13.2      13.2
---------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index   3.1%     8.2%      7.1%
   Lehman 10-Year Municipal
     Bond Index                  3.3      8.3       7.4
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index    2.6      5.3       4.5
---------------------------------------------------------
OTHER
   Consumer Price Index          1.1%     2.3%      2.7%
---------------------------------------------------------

*Average annual.

     The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

STAR PORTFOLIO
TOTAL INVESTMENT RETURNS: MARCH 29, 1985-JUNE 30, 1997
-------------------------------------------
             STAR PORTFOLIO      COMPOSITE*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-------------------------------------------
1985     14.5%    0.5%    15.0%    15.1%
1986      5.5     8.4     13.9     12.6
1987     -5.5     7.2      1.7      3.1
1988     11.7     7.3     19.0     11.8
1989     11.8     7.0     18.8     18.0
1990     -9.6     6.0     -3.6     -1.6
1991     18.1     6.1     24.2     26.9
1992      6.3     4.2     10.5      8.0
1993      7.1     3.8     10.9     10.6
1994     -4.1     3.9     -0.2     -1.2
1995     23.7     4.9     28.6     23.3
1996     12.0     4.1     16.1     13.6
1997**    9.3     1.5     10.8      9.2
-------------------------------------------

 *62.5% Lipper General Equity Funds Average, 25% Lipper Fixed Income Funds
  Average, and 12.5% Lipper Money Market Instrument Funds Average.

**Six months ended June 30, 1997.

 See Financial Highlights table on page 10 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                INCEPTION                    -------------------------
                                  DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
STAR Portfolio                   3/29/85   21.35%   14.36%      6.69%   5.27%   11.96%
--------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's investments in shares of each Vanguard portfolio, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------
                                                                                           MARKET
                                                                                           VALUE*
STAR PORTFOLIO                                                                 SHARES       (000)
--------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
--------------------------------------------------------------------------------------------------
Vanguard/Windsor II                                                        66,372,920  $1,829,902
Vanguard/Windsor Fund                                                      52,002,221     981,803
Vanguard Explorer Fund                                                      6,059,085     344,701
Vanguard/Morgan Growth Fund                                                19,442,068     338,875
Vanguard U.S. Growth Portfolio                                             11,967,470     333,533
Vanguard/PRIMECAP Fund                                                      9,064,876     328,511
Vanguard Fixed Income Securities Fund-GNMA Portfolio                       81,719,411     836,807
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio        95,599,914     834,587
Vanguard Money Market Reserves-Prime Portfolio                            835,473,669     835,474
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $5,106,022)                                                                     6,664,193
--------------------------------------------------------------------------------------------------
                                                                                 FACE
                                                                               AMOUNT
                                                                                (000)
--------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  5.93%, 7/1/97
  (COST $3,117)                                                                $3,117       3,117
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $5,109,139)                                                                     6,667,310
--------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------------------------
Other Assets                                                                               19,702
Liabilities                                                                               (26,082)
                                                                                        ---------
                                                                                           (6,380)
--------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------
Applicable to 384,305,293 shares of beneficial interest
  (unlimited authorization--no par value)                                              $6,660,930
==================================================================================================

NET ASSET VALUE PER SHARE                                                                  $17.33
==================================================================================================

*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                                                               AMOUNT          PER
                                                                                (000)        SHARE
---------------------------------------------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------
Paid in Capital                                                            $5,072,276       $13.20
Undistributed Net Investment Income                                             1,321           --
Accumulated Net Realized Gains                                                 29,162          .08
Unrealized Appreciation--Note D                                             1,558,171         4.05
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $6,660,930       $17.33
===================================================================================================

STATEMENT OF OPERATIONS

This Statement shows the Portfolio's Income Distributions Received from the other Vanguard portfolios in which it invests. This Statement also shows any Capital Gain Distributions Received from the other Portfolios' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------------------
                                                                                           STAR PORTFOLIO
                                                                           SIX MONTHS ENDED JUNE 30, 1997
                                                                                                    (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                                                                $  98,676
   Interest                                                                                            21
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                                      98,697
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received                                                             11,091
   Investment Securities Sold                                                                      17,398
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                  28,489
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                         520,163
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $647,349
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                                   STAR PORTFOLIO
                                                          -------------------------------
                                                             SIX MONTHS             YEAR
                                                                  ENDED            ENDED
                                                          JUN. 30, 1997    DEC. 31, 1996
                                                                  (000)            (000)
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $   98,697      $   197,636
   Realized Net Gain                                             28,489          336,819
   Change in Unrealized Appreciation (Depreciation)             520,163          273,268
                                                            -----------------------------
      Net Increase in Net Assets Resulting from Operations      647,349          807,723
                                                            -----------------------------
DISTRIBUTIONS
   Net Investment Income                                        (94,761)        (199,884)
   Realized Capital Gain                                             --         (335,282)
                                                            -----------------------------
      Total Distributions                                       (94,761)        (535,166)
                                                            -----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       514,489          801,072
   Issued in Lieu of Cash Distributions                          92,405          525,118
   Redeemed                                                    (361,979)        (577,160)
                                                            -----------------------------
      Net Increase from Capital Share Transactions              244,915          749,030
-----------------------------------------------------------------------------------------
   Total Increase                                               797,503        1,021,587
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                        5,863,427        4,841,840
                                                            -----------------------------
   End of Period                                             $6,660,930      $ 5,863,427
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        31,222           50,780
   Issued in Lieu of Cash Distributions                           5,329           33,115
   Redeemed                                                     (21,931)         (36,430)
                                                            -----------------------------
      Net Increase in Shares Outstanding                         14,620           47,465
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the Portfolio pays no direct expenses; the Portfolio's share of the expenses of the other portfolios in which it invests indirectly reduces the income received from them. The data in the table will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; the extent to which the Portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard portfolios. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

---------------------------------------------------------------------------------------------------
                                                                      STAR PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED  ---------------------------------------------
THROUGHOUT EACH PERIOD                 JUNE 30, 1997    1996     1995      1994      1993     1992
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $15.86  $15.03   $12.61    $13.41    $12.89   $12.30
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Distributions Received                 .26     .58     .590       .53       .47      .51
   Capital Gain Distributions Received           .03     .63     .435       .26       .36      .18
                                            -------------------------------------------------------
     Total Distributions Received                .29    1.21    1.025       .79       .83      .69
   Net Realized and Unrealized Gain (Loss)
     on Investments                             1.43    1.19    2.550      (.82)      .56      .59
                                            -------------------------------------------------------
     Total from Investment Operations           1.72    2.40    3.575      (.03)     1.39     1.28
                                            -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income         (.25)   (.59)   (.590)     (.52)     (.47)    (.51)
   Distributions from Realized Capital Gains      --    (.98)   (.565)     (.25)     (.40)    (.18)
                                            -------------------------------------------------------
     Total Distributions                        (.25)  (1.57)  (1.155)     (.77)     (.87)    (.69)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $17.33  $15.86   $15.03    $12.61    $13.41   $12.89
===================================================================================================

TOTAL RETURN                                  10.84%  16.11%   28.64%    -0.21%    10.88%   10.51%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)       $6,661  $5,863  $ 4,842   $ 3,766   $ 3,628  $ 2,489
   Ratio of Expenses to
     Average Net Assets--Note B                   0%      0%       0%        0%        0%       0%
   Ratio of Net Investment Income to
     Average Net Assets                       3.18%*   3.71%    4.12%     4.01%     3.67%    4.36%
   Portfolio Turnover Rate                      11%*     18%      13%        9%        3%       3%
---------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. VALUATION: Investments are valued at the net asset value of each Vanguard portfolio determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    4. REPURCHASE AGREEMENTS: The Portfolio, along with members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Portfolio. The special service agreement provides that Vanguard will reimburse the Portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolio. Accordingly, all expenses incurred by the Portfolio during the six months ended June 30, 1997, were reimbursed by Vanguard. The Portfolio's trustees and officers are also directors and officers of Vanguard.

C. During the six months ended June 30, 1997, the Portfolio purchased $439,014,000 of investment securities and sold $286,563,000 of investment securities.

D. At June 30, 1997, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,558,171,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGAURD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q562-6/97